Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH FIXED INCOME FUND

On October 4, 2010, Dreyfus/Standish Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $190,000 of CBS Corp. 5.9% Senior Notes Due 10/15/2040 - CUSIP # 124857AF0 (the “Senior Notes”). The Senior Notes were purchased from J.P. Morgan Securities LLC (“J.P. Morgan”), a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. J.P. Morgan received a commission of 0.875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Lloyds TSB Banc plc
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated
RBC Securities Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Capital Markets Limited
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Standish Mellon Fixed Income Fund**
2. Anticipated Purchase Date: **10/04/2010**
3. Total Net Assets of Account/Fund: **$250,837,573**
4. Type and Description of Security to be Purchased: **CBS Corp 5.900% 10/15/40**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **124857AF0**
10. Amount Purchased by Account/Fund: **190,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.08%**
13. Purchase Price of Securities (if at par, so state): **99.733**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.95%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.95%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) **Dreyfus Fund Board** ______;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) Peter Vaream Signature [signature] Date 2/7/11
AND
LOB CIO/COO Name (Print) **Desmond MacIntyre** Signature [signature] Date 2/7/11
AND
CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 2/7/11

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

cc: Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

On October 4, 2010, Dreyfus/Standish Global Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $95,000 of CBS Corp. 4.3% Senior Notes Due 02/15/2021 - CUSIP # 124857AE3 (the “Senior Notes”). The Senior Notes were purchased from Morgan Stanley & Co. Incorporated (“Morgan Stanley”), a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Morgan Stanley received a commission of 0.45% per Senior Note. No other member received any economic benefit.

The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Lloyds TSB Banc plc
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated
RBC Securities Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Capital Markets Limited
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus/Standish Global Fixed Income Fund**
2. Anticipated Purchase Date: **10/04/2010**
3. Total Net Assets of Account/Fund: **$120,215,400**
4. Type and Description of Security to be Purchased: **CBS Corp.4.300% 02/15/21**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **124857AE3**
10. Amount Purchased by Account/Fund: **95,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.03%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.08%**
13. Purchase Price of Securities (if at par, so state): **99.732**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **4.22%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.22%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. _________; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 2/7/11
AND
LOB CIO/COO Name (Print) **Desmond MacIntyre** Signature [signature] Date 2/7/11
AND
CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 2/7/11

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

cc: Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	1/14/11

4th Quarter 2010

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH FIXED INCOME FUND

On January 4, 2011, Dreyfus/Standish Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $935,000 of Royal Bank of Scotland PLC 6.125% Senior Notes Due 01/11/2021 - CUSIP # 78010XAK7 (the “Senior Notes”). The Senior Notes were purchased from RBS Securities, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. RBS Securities received a commission of 0.45% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
BMO Capital Markets
CIBC
Citi
HSBC
J.P. Morgan
Morgan Stanley
RBS Securities
TD Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

1. Account/Fund Name: **Dreyfus Standish Mellon Fixed Income**
2. Anticipated Purchase Date: **01/04/2011**
3. Total Net Assets of Account/Fund: **$241,791,672.64**
4. Type and Description of Security to be Purchased: **Royal Bank of Scotland PLC 6.125% 01/11/21**
5. Credit Rating of Security (Rating/Rating Agency): **Aa3/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,500,000,000**
9. CUSIP: **78010XAK7**
10. Amount Purchased by Account/Fund: **935,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.39%**
13. Purchase Price of Securities (if at par, so state): **99.631**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **6.148%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.148%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. _________; Other (Describe) **Dreyfus Fund Board** _____;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Peter Vaream** Signature [signature] Date 3/21/2011
AND
LOB CIO/COO Name (Print) **David Leduc** Signature [signature] Date 3/21/11
AND
CCO Name (Print) **Adrienne Camire** Signature [signature] Date 3/21/2011

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH FIXED INCOME FUND

On March 28, 2011, Dreyfus/Standish Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $415,000 of The Home Depot, Inc. 5.95% Senior Notes Due 04/01/2041 - CUSIP # 437076AV4 (the “Senior Notes”). The Senior Notes were purchased from Goldman, Sachs & Co. (“Goldman Sachs”), a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Goldman Sachs received a commission of 0.875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Suisse
Deutsche Bank Securities
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
J.P. Morgan
Morgan Stanley
RBC Capital Markets
RBS
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group, L.P.
US Bancorp
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

1. Account/Fund Name: **Dreyfus Standish Mellon Fixed Income**
2. Anticipated Purchase Date: **03/28/11**
3. Total Net Assets of Account/Fund: **$237,864,154.53**
4. Type and Description of Security to be Purchased: **Home Depot Inc 5.95% 4/01/41**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1/Moody's BBB+/S&P BBB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman Sachs**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,00,000,000**
9. CUSIP: **437076AV4**
10. Amount Purchased by Account/Fund: **415,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.04%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.17%**
13. Purchase Price of Securities (if at par, so state): **99.528**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.978%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.978%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Peter Vaream** Signature [signature] Date 3/29/11
AND
LOB CIO/COO Name (Print) **David Leduc** Signature [signature] Date 3/29/11
AND
CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 3/29/11

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

On January 4, 2011, Dreyfus/Standish Global Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $85,000 of Allegheny Technologies Incorporated 5.950% Senior Notes Due 01/15/2021 - CUSIP # 01741RAE2 (the “Senior Notes”). The Senior Notes were purchased from J.P. Morgan, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. J.P. Morgan received a commission of 0.65% per Senior Note. No other member received any economic benefit.

The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Suisse
HSBC
J.P. Morgan
Morgan Stanley
PNC Capital Markets LLC
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

1. Account/Fund Name: **Dreyfus Standish Mellon Global Fixed**
2. Anticipated Purchase Date: **01/04/2011**
3. Total Net Assets of Account/Fund: **$130,883,830.34**
4. Type and Description of Security to be Purchased: **Allegheny Technologies 5.950% 01/15/21**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan Sec**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **500,000,000**
9. CUSIP: **01741RAE2**
10. Amount Purchased by Account/Fund: **85,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.02%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.06%**
13. Purchase Price of Securities (if at par, so state): **99.886**
14. Commission/Spread Received by Principal Underwriters: **0.65%**
15. Yield (as applicable): **5.957%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.957%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **David Leduc** Signature [signature] Date 3/21/11
AND
LOB CIO/COO Name (Print) **David Horsfall** Signature [signature] Date 3/21/11
AND
CCO Name (Print) **Adrienne Camire** Signature [signature] Date 3/21/11

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

On January 11, 2011, Dreyfus/Standish Global Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $470,000 of Credit Suisse New York 1.26313% Senior Notes Due 01/14/2014 - CUSIP # 22546QAG2 (the “Senior Notes”). The Senior Notes were purchased from Credit Suisse AG (“Credit Suisse”), a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Credit Suisse received a commission of 0.25% per Senior Note. No other member received any economic benefit.

The following is a list of the syndicate’s primary members:

Aladdin Capital LLC
BB&T Capital Markets
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Suisse
Deutsche Bank Securities
DZ Financial Markets LLC
Fifth Third Securities, Inc.
FTN Financial Securities Corp.
Jefferies & Company, Inc.
KeyBanc Capital Markets
MFR Securities, Inc.
Morgan Keegan
PNC Capital Markets LLC
Ramirez & Co., Inc.
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Standish Mellon Global Fixed**
2. Anticipated Purchase Date: **01/11/2011**
3. Total Net Assets of Account/Fund: **$131,418,230.79**
4. Type and Description of Security to be Purchased: **Credit Suisse New York 1.26313% 01/14/14**
5. Credit Rating of Security (Rating/Rating Agency): **Aa1/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **800,000,000**
9. CUSIP: **22546QAG2**
10. Amount Purchased by Account/Fund: **470,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.36%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **0.25%**
15. Yield (as applicable): **1.26313%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **1.26313%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **David Leduc** Signature [signature] Date 3/21/11
AND
LOB CIO/COO Name (Print) **David Horsfall** Signature [signature] Date 3/21/11
AND
CCO Name (Print) **Adrienne Camire** Signature [signature] Date 3/21/11

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

On January 4, 2011, Dreyfus/Standish International Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $70,000 of Allegheny Technologies Incorporated 5.950% Senior Notes Due 01/15/2021 - CUSIP # 01741RAE2 (the “Senior Notes”). The Senior Notes were purchased from J.P. Morgan, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. J.P. Morgan received a commission of 0.65% per Senior Note. No other member received any economic benefit.

The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Suisse
HSBC
J.P. Morgan
Morgan Stanley
PNC Capital Markets LLC
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

1. Account/Fund Name: **Dreyfus Standish Mellon Intl FI**
2. Anticipated Purchase Date: **01/04/2011**
3. Total Net Assets of Account/Fund: **$106,207,658.17**
4. Type and Description of Security to be Purchased: **Allegheny Technologies 5.950% 01/15/21**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan Sec**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **500,000,000**
9. CUSIP: **01741RAE2**
10. Amount Purchased by Account/Fund: **70,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.07%**
13. Purchase Price of Securities (if at par, so state): **99.886**
14. Commission/Spread Received by Principal Underwriters: **0.65%**
15. Yield (as applicable): **5.957%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.957%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. _________; Other (Describe) <u>**Dreyfus Fund Board**</u>_______;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required---if so, please complete and submit.

LOB Asset Management Unit (Print) <u>**Standish Mellon Asset Management**</u>
AND
LOB Portfolio Manager Name (Print) <u>**David Leduc**</u> Signature [signature] Date 3/21/11
AND
LOB CIO/COO Name (Print) <u>**David Horsfall**</u> Signature [signature] Date 3/21/11
AND
CCO Name (Print) <u>**Adrienne Camire**</u> Signature [signature] Date 3/21/11

Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

On January 11, 2011, Dreyfus/Standish International Fixed Income Fund, a series of Dreyfus Investment Funds (the “Fund”), purchased $375,000 of Credit Suisse New York 1.26313% Senior Notes Due 01/14/2014 - CUSIP # 22546QAG2 (the “Senior Notes”). The Senior Notes were purchased from Credit Suisse AG (“Credit Suisse”), a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Credit Suisse received a commission of 0.25% per Senior Note. No other member received any economic benefit.

The following is a list of the syndicate’s primary members:

Aladdin Capital LLC
BB&T Capital Markets
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Suisse
Deutsche Bank Securities
DZ Financial Markets LLC
Fifth Third Securities, Inc.
FTN Financial Securities Corp.
Jefferies & Company, Inc.
KeyBanc Capital Markets
MFR Securities, Inc.
Morgan Keegan
PNC Capital Markets LLC
Ramirez & Co., Inc.
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group, L.P.
U.S. Bancorp
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

1. Account/Fund Name: **Dreyfus Standish Mellon Intl FI FD**
2. Anticipated Purchase Date: **01/11/2011**
3. Total Net Assets of Account/Fund: **$105,549,898.10**
4. Type and Description of Security to be Purchased: **Credit Suisse New York 1.26313 1/14/2014**
5. Credit Rating of Security (Rating/Rating Agency): **Aa1/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **800,000,000**
9. CUSIP: **22546QAG2**
10. Amount Purchased by Account/Fund: **375,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.36%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **0.25%**
15. Yield (as applicable): **1.26313%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **1.26313%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **David Leduc** Signature [signature] Date 3/21/11
AND
LOB CIO/COO Name (Print) **David Horsfall** Signature [signature] Date 3/21/11
AND
CCO Name (Print) **Adrienne Camire** Signature [signature] Date 3/21/11

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	4/15/11

1st Quarter 2011